Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
(Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Annual Report on Form 10-K for the year ended December 31, 2018 of Hi-Crush Partners LP (the "Partnership") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Laura C. Fulton, Chief Financial Officer of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer
February 19, 2019